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Our Brands

Aqua-Vu

Well-Vu

Game-Vu

Buzz Stix

Bird-Vu
WIRELESS VIDEO SYSTEM

Woodland™
WHISPER

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In-Fisherman Subscriber Profile

Readers			
Male	98%	**Occupation**	
Female	2%	Management	37%
		Professional/Technical	27%
Age			
18-34	10%	**Residence**	
35-49	37%	Own	90%
25-49	44%	Rent	10%
50 or over	53%		
Average	51.8	**Readership**	
Median	51.5	Average Reading Time	2.1 hrs
		Save Entire Issue	58%
Household Income		Pass Along	37%
Average	$85,800		
Median	$73,200	**Fishing Expenditures**	
		Amount Spent on Fishing	
Household/Family		Gear, Equipment & Apparel	$1,480
Married	78%		
Avg. # in Household	2.8	Amount Spent on Fishing	
		Trips, Travel & Lodging	$1,370
Education			
Any College	62%	**Fishing Commitment**	
Graduated 4 year College	13%	Average # of Days Spent Fishing	52
Post Graduate Study/degree	13%		
Employment			
Employed Full Time	67%		
Employed Part Time	4%		
Retired	26%

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Walleye Insider Subscriber Profile

Readers					
Male	99%			**Occupation**	
Female	1%			Management	37%
				Professional/Technical	27%
Age					
18-34	9%			**Residence**	
35-49	35%			Own	95%
25-49	43%			Rent	6%
50 or over	56%				
Average	52.0			**Readership**	
Median	52.2			Average Reading Time	2.1 hrs
				Save Entire Issue	60%
Household Income				Pass Along	40%
Average	$87,200				
Median	$75,800			**Fishing Expenditures**	
				Amount Spent on Fishing	
Household/Family				Gear, Equipment & Apparel	$2,215
Married	80%				
Avg # in Household	2.5			Amount Spent on Fishing	
				Trips, Travel & Lodging	$1,669
Education					
Any College	65%			**Fishing Commitment**	
Graduated 4 year College	17%			Average # of Days Spent Fishing	58
Post Graduate Study/degree	13%				
Employment					
Employed Full Time	70%				
Employed Part Time	3%				
Retired	25%

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Nature Vision Operating Inc.
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$1,340
$2,638
$4,503
$6,963
$7,660
$8,999
$9,800
97%
71%
55%
10%
17%
10%
1998
1999
2000
2001
2002
2003
2004 Projected
Year
Divisional Net Sales in Millions
% of Growth from Prior Year

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Slide 1

Nature Vision, Inc.

        Please note that the discussion today may contain forward-looking statements that involve risks and uncertainties that may affect the operations, performance, developments and results of Nature Vision's business including, but not limited to the following: national and regional economic conditions; market acceptance of the combined company's products and services; the combined company's ability to successfully integrate the businesses of Nature Vision and Photo Control, other competitive factors and various other risk factors included in the registration statement on Form S-4 (Commission No. 333-115593) and Photo Control's other filings with the Securities and Exchange Commission.

        Presentation of unaudited financial information gives effect to the merger of Photo Control Corporation and Nature Vision as of August 31, 2004. This unaudited financial information is based upon the purchase method of accounting, and should be read in conjunction with the financial statements and information included in Photo Control Corporation's registration statement on Form S-4.

Slide 2

Nature Vision, Inc.

•	Who we are

•	Our Vision

–	“Reinventing the outdoor experience”™

Slide 3

Our Mission . . .

Within the Outdoor Recreation Industry, we focus on recreational hunting and fishing products and technologies.

We strive to bring innovative new products to our industry, which provide quality outdoor experiences for our customers.

Nature Vision appreciates the investments of our stakeholders and realizes that rewarding those investments is one of our top priorities.

Slide 4

Our Brands

Aqua-Vu
Game-Vu
Bird-Vu Wireless Video System
Well-Vu
Buzz Stix
Woodland(tm) Whisper

Slide 5

New Products for '04-'05

Quad-360
Spool-Cam
Scout
Fish Cameras
Autobuzz
Hot Stix

Slide 6

Our Market
Expenditures by Sportspersons
Total expenditures: $70.0 billion

Trip-related	28%	$19.9 billion
Equipment	59%	$41.0 billion
Other	13%	$ 9.1 billion

Slide 7

Sportspersons

•	Total Participants........................... 37.8 million

–	Anglers.................................. 34.1 million

–	Hunters.................................. 13.0 million

•	Total Days................................... 786 million

–	Anglers................................. 557 million

–	Hunters................................. 228 million

•	Total Expenditures........................ $70.0 billion

–	Fishing................................. $35.6 billion

–	Hunting................................. $20.6 billion

–	Unspecified........................... $13.8 billion

Slide 8

In-Fisherman Subscriber Profile

Readers
Male	98%
Female	2%

Age
18-34	10%
35-49	37%
25-49	44%
50 or over	53%
Average	51.8
Median	51.5

Household Income
Average	$85,800
Median	$73,200

Household/Family
Married	78%
Avg. # in Household	2.8

Education
Any College	62%
Graduated 4 year College	13%
Post Graduate Study/degree	13%

Employment
Employed Full Time	67%
Employed Part Time	4%
Retired	26%

Occupation
Management	37%
Professional/Technical	27%

Residence
Own	90%
Rent	10%

Readership
Average Reading Time	2.1 hrs
Save Entire Issue	58%
Pass Along	37%

Fishing Expenditures
Amount Spent on Fishing
Gear, Equipment & Apparel	$ 1,480

Amount Spent on Fishing
Trips, Travel & Lodging	$ 1,370

Fishing Commitment
Average # of Days Spent Fishing	52

Slide 9

In-Fisherman Marine Products Research

Electronics	Own	Average # Owned	Plan to Purchase
Auto Pilot	10.0%	1.2	2.5%
Down Riggers	16.6%	2.1	1.8%
Electronic Trolling Motor (net)	75.5%	1.5	6.3%
Bow-Mount	58.7%	1.2	5.1%
Transon-Mount	35.8%	1.2	2.0%
Fish Locator	81.2%	1.9	8.0%
GPS	36.6%	1.2	7.8%
Marine Battery (net)	75.5%	2.8	14.5%
Cranking	50.9%	1.4	6.1%
Deep Cycle	72.0%	1.9	12.9%
Underwater Camera	8.8%	1.2	5.1%

Brands of Fish Locators Purchased
(net)	50.0%
Lowrance	18.1%	Bottom Line	4.0%
Hummminbird	14.0%	Ray Marine	1.5%
Eagle	11.5%	Pinpoint	0.4%
Garmin	7.9%	Thalles/Magellan	0.2%
Vexilar	4.2%

Brands of GPS Purchased
(net)	26.0%
Garmin	13.3%	Ray Marine	0.7%
Lowrance	7.2%	Eagle Electronics	0.4%
Magellan	5.2%

Slide 10

Walleye Insider Subscriber Profile

Readers
Male	99%
Female	1%

Age
18-34	9%
35-49	35%
25-49	43%
50 or over	56%
Average	52.0
Median	52.2

Household Income
Average	$87,200
Median	$75,800

Household/Family
Married	80%
Avg. # in Household	2.5

Education
Any College	65%
Graduated 4 year College	17%
Post Graduate Study/degree	13%

Employment
Employed Full Time	70%
Employed Part Time	3%
Retired	25%

Occupation
Management	37%
Professional/Technical	27%

Residence
Own	95%
Rent	6%

Readership
Average Reading Time	2.1 hrs
Save Entire Issue	60%
Pass Along	40%

Fishing Expenditures
Amount Spent on Fishing
Gear, Equipment & Apparel	$ 2,215

Amount Spent on Fishing
Trips, Travel & Lodging	$ 1,669

Fishing Commitment
Average # of Days Spent Fishing	58

Slide 11

Walleye Insider Marine Products Research

Electronics	Own	Average # Owned	Plan to Purchase
Auto Pilot	28%	1.0	2%
Down Riggers	26%	2.4	3%
Electronic Trolling Motor (net)	82%	1.6	7%
Bow-Mount	70%	1.2	6%
Transom-Mount	38%	1.3	2%
Fish Locator	92%	2.3	8%
GPS	61%	1.3	9%
Marine Battery (net)	87%	3.1	15%
Cranking	71%	1.4	6%
Deep Cycle	82%	2.1	13%
Underwater Camera	19%	1.0	6%

Brands of Fish Locators Purchased
(net)	58%
Lowrance	29%	Bottom Line	5%
Eagle	14%	Ray Marine	1%
Hummminbird	10%	Pinpoint	1%
Vexilar	9%
Garmin	8%

Brands of GPS Purchased
(net)	40.0%
Lowrance	18.0%	Eagle Electronics	2.0%
Garmin	16.0%	Ray Marine	1.0%
Magellan	6.0%

Slide 12

Our Intellectual Property

•	Patents awarded

–	D489,387 S a design patent showing a fish shaped underwater camera housing

–	6,262,761 B1 26 claims/30 drawings of unique designs used in Aqua Vu

–	6,097,424 23 claims/16 drawings of unique designs used in Aqua Vu

–	D429,744 a design patent for a viewing system housing

–	6,476,853 B1 33 claims/30 drawings of unique designs used in Aqua Vu

–	D438,881 S a design patent for a unique housing for an underwater viewing system

–	D439,589 S a design patent for an early spool cam housing for the Aqua Vu

–	D426,352 A design patent for a bird feeder with a built in video camera and transmitter

–	D488,826 S a design patent for a hand held monocular video monitor

•	Patents pending

–	File 201054 DIGITAL SURVEILLANCE SYSTEM

–	File 202018 UNDERWATER VIEWING CAMERA

–	File 202051 UNDERWATER VIEWING CAMERA

–	File 202052 VIEWING MONITOR

–	File 202091 POWER CABLE WRAP

–	File 202097 VIBRATING FISHING ROD

Slide 13

Our New Board of Directors

Jeff Zernov, President and CEO

Richard Kiphart, Director of Corporate Finance for William Blair & Company

Curt Sampson, Chairman and CEO of Hector Communications, Chairman and CEO of Communications System Inc, Chairman of Canterbury Park Holding Company

Scott Meyers, former President and Director of Alliant Techsystems

Advisors to the Board

Tom Leahy, former President Advanced Circuits

Steve Shanesy, former President Ray-O-Vac

Slide 14

Why we did the Reverse Merger

•	Shareholder conversion to a publicly traded stock

•	Public stock to use for future acquisitions

•	Strengthen our balance sheet to allow for accelerated growth

Slide 15

Nature Vision Operating Inc.

	Divisional Net Sales in Milions	% of Growth from Prior Year
1998	$1,340
1999	$2,638	97%
2000	$4,503	71%
2001	$6,963	55%
2002	$7,660	10%
2003	$8,999	17%
2004 Projected	$9,800	10%

Slide 16

Nature Vision Inc
Ratio Performance Measurements
Based on a 12 Month Rolling Average

6/30/2004
Current Ratio	1.58

Inventory Turns	7.75

Days Sales Outstanding	39.80

Liabilities to Net Worth	1.19

Gross Profit % on Gross Sales	31.22%

Net Income %/Return on Gross Sales	4.69%

Return on Net Worth	34.15%

Return on Assets	12.27%

Slide 17

NRVN
Projected Consolidated Balance Sheet
As of September 1, 2004

Current Assets	$7,300,000
Long-term & Other Assets	$2,300,000

Total Assets	$9,600,000

Current Liabilities	$2,300,000
Long-term Liabilities	$1,300,000

Total Liabilities	$3,600,000

Equity	$6,000,000

Total Liabilities & Equity	$9,600,000

Note: Balances presented are subject to final purchase price allocations

Slide 18

NRVN
Projected Financial Performance

Projected net sales for 2004	$19,000,000

Projected growth in net sales for 2005	15%

Positive cash flows are projected for 2005

Slide 19

Our Integration Plan

•	Track the performance of each product line for profitability and growth potential

•	Utilize Photo Control facility (55,000 ft sq.) as centralized distribution center for Outdoor Rec. products.

•	Use existing Photo Control engineering staff to accelerate development of outdoor recreation products

Slide 20

Future Merger and Acquisition
Activities

•	Hunting/fishing product lines

•	Retail price average over $100

•	Market dominance/brand name

•	Midwest companies

•	Strong financial performance